Fees Summary	Aug. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	16,089.95
Total Transaction Valuation	105,094,400.94
Total Offset Amount	0.00
Net Fee	$ 16,089.95